Putnam
Municipal
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The sea change that the economy experienced during Putnam Municipal Income Fund's semiannual period ended September 30, 2001, provided plenty of challenges for Fund Manager Blake Anderson and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp reduction in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that even after the tragedy, municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Blake discusses in detail the environment in which the team worked during the first half of fiscal 2002 and reviews the strategy they used within that framework, both before and after the attacks. As the fund moves through the remainder of the fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

During the first half of Putnam Municipal Income Fund's fiscal year, which ended September 30, 2001, the Federal Reserve Board continued the aggressive program of lowering interest rates that it began last January. Concerns about a possible recession had replaced earlier inflation worries, as earnings disappointments and layoffs at some of America's leading companies continued to dominate the headlines. Although short-term interest rates fell, long-term rates actually rose as U.S. economic growth continued to slow. The outlook for the economy grew increasingly uncertain, and credit spreads, the difference in yields available on AAA-rated securities compared to bonds with greater credit risk, narrowed significantly.

Total return for 6 months ended 9/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   2.96%   -1.92%   2.76%  -2.24%    2.57%   1.57%    2.83%   -0.54%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* AIRLINE BONDS HARD HIT WHEN MARKETS REOPENED

The tragic events of September 11 closed down the capital markets for the rest of the week. As most analysts had expected, when the markets reopened, stock prices were hard hit. The bond market suffered as well, and the industries slowest to recover were insurance and airlines. Airlines and airport authority bonds have represented a significant portion of your fund's portfolio, although not the largest segment. This is because they typically offer high current income and there is a wide breadth of issues to choose from.

Therefore, while the municipal bond sector was probably the least affected by the turmoil, these airline-related bonds meant that it did not escape unscathed. Because we had expected credit spreads to narrow, we had been carefully increasing the fund's emphasis on bonds rated A or lower during much of the first half of the fiscal year. Consequently, despite the impact of the terrorist attacks on airlines, your fund's performance for the six months ended September 30, 2001, was positive at net asset value, reflecting the success of its strategies prior to the tragedy.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals                23.4%

Transportation           15.2%

Utilities                10.8%

Pollution control         6.0%

Water and sewer           5.7%

Footnote reads:
*Based on net assets as of 9/30/01. Holdings will vary over time.


* HEALTH CARE, UTILITIES CONTRIBUTED STRENGTH

With the exception of airline bonds, lower-rated municipal bonds have not been as volatile as other securities in the past six months. Health-care and hospital bonds, the largest industry sector in the portfolio, have done well, primarily because they were so undervalued last year. As the economy slowed and other sectors became negatively affected, investors began to notice that this sector was regaining financial health. This recognition, as well as a perception that hospitals and other health-care facilities may be relatively recession resistant, stimulated demand for bonds issued for the benefit of hospitals and other health-care facilities. The relatively high coupons many health care and hospital bonds carry provided additional appeal.

Utilities represent another important sector for your fund. Years of struggling with deregulation had put a cloud over this sector, but the cloud dissipated somewhat last year when the IRS released rules that would allow state-owned utilities to sell power to private parties. However, uncertainty continues to trouble investors in this otherwise financially sound area of the economy.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 38.3%

Aa/AA -- 5.0%

A -- 11.1%

Baa/BBB -- 14.7%

Ba/BB -- 19.3%

B -- 8.4%

Other -- 3.2%

Footnote reads:
*As a percentage of market value as of 9/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"There are several signs the municipal-bond market is bouncing back. Issuers are lining up again to raise money, with about $5 billion a week in the pipeline for the next several weeks. Moreover, demand is expected to become more robust in what already had been a strong year. Last year, mutual-fund investors pulled a net $13 billion out of municipal-bond funds; by contrast,investors this year already have put in a net $11 billion into such funds."

-- The Wall Street Journal, October 1, 2001


Throughout the first five months of the fund's fiscal year, airport facilities and (to a lesser extent) airlines provided high current income and relative price stability. Although these issues were hit hard in the wake of September 11, we are already looking ahead for new opportunities, examining each of the fund's airline and airport bonds individually for creditworthiness and deciding how we might optimize our position. People are already getting back into the air and the federal airline relief package should have a significant effect on the industry going forward. The questions we are considering now include how the industry will be restructured and whether we have selected the right bonds for the post-crisis environment. For investors willing to do their homework, we believe there are opportunities for potential capital appreciation as well as high current income.

* MUNI BONDS PROVIDED RELATIVE STABILITY IN  UNSTABLE TIMES

For nearly two years now, investors have been reading negative news, including reports of major corrections in the world's equity markets as well as economic weakness in both the United States and Japan. During this period, owners of municipal bonds who open their newspapers each day to check price changes in their holdings have had relatively little to complain about.

Even as California's bond market was upset by the state's energy crisis and New York faced the aftermath of the destruction of the World Trade Center, municipal bond prices have remained relatively stable, even in the lower tiers of the market. Meanwhile, during the past several months, energy prices declined and California is working on a long-term solution to its energy needs. While New York City now faces massive spending to clean up and rebuild, it is still one of the most populous business centers in the world and likely to receive substantial federal aid.

The widening of credit spreads that occurred last year gave us an unusual opportunity to buy bonds at low prices and increase the fund's income level, a particularly important point in light of declining interest rates. In spite of concerns arising from a sluggish economy, we still believe that lower-rated credits can offer investors excellent value. Putnam has always put special emphasis on in-depth credit analysis and expertise in security selection, both among new issues and in the secondary market. We believe that, as long as lower-rated credits are widely diversified and meticulously researched, they can be an intelligent investment choice.

* RECOVERY SHOULD SPARK DEMAND  FOR HIGH-YIELD MUNIS

We believe the lessons learned after months of discouraging economic news and falling stock prices may have given investors a renewed appreciation of the importance of capital preservation, as well as growth. In the coming months, we believe municipal bonds, including high-yield securities, will become more widely integrated into investors' overall financial plans. This increase in popularity should translate into greater demand and, accordingly, higher prices. However, rising demand is also likely to be met with an increase in supply, as state and federal budget surpluses disappear and new bonds must be issued.

Although we believe the tragedies of September 11 and the ensuing war on terrorism are likely to delay the economic recovery, we still consider the fundamentals positive. The U.S. economy is still the most productive in the world and it has a history of resilience. Interest rates are generally low, as is inflation, and the federal government seems determined to use tax cuts and monetary policy to stimulate the economy.

Once a recovery gets under way, we believe high-yield securities are likely to experience strong demand, especially since the yield on short-term Treasury bonds, when adjusted for inflation, is near zero. Whenever an increase in demand is met with rising supply, the potential for capital appreciation centers on securities that have the potential to rise in price as a result of credit upgrades. As a result, carefully researched undervalued securities that pay a high rate of return should remain a priority in the marketplace.

In general, we believe it is important for shareholders to focus on their individual long-term goals, rather than chase high returns from one market sector to another. Markets fluctuate, but goals remain the same. Ideally, municipal bonds should serve as an anchor in your portfolio, acting as a buffer against more volatile securities as they provide income exempt from federal taxes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of those bonds may affect the issuer's ability to pay principal and interest.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.



TOTAL RETURN FOR PERIODS ENDED 9/30/01

                             Class A            Class B           Class C            Class M
(inception dates)           (5/22/89)           (1/4/93)          (2/1/99)          (12/1/94)
                           NAV     POP        NAV    CDSC        NAV   CDSC        NAV     POP
-------------------------------------------------------------------------------------------------
6 months                  2.96%  -1.92%      2.76%   -2.24%     2.57%   1.57%     2.83%   -0.54%
-------------------------------------------------------------------------------------------------
1 year                    8.63    3.46       8.10     3.10      7.94    6.94      8.48     4.95
-------------------------------------------------------------------------------------------------
5 years                  31.62   25.40      27.88    25.88     26.29   26.29     29.98    25.73
Annual average            5.65    4.63       5.04     4.71      4.78    4.78      5.38     4.69
-------------------------------------------------------------------------------------------------
10 years                 88.81   79.83      77.00    77.00     74.31   74.31     83.62    77.69
Annual average            6.56    6.04       5.88     5.88      5.71    5.71      6.27     5.92
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)            7.00    6.58       6.26     6.26      6.16    6.16      6.65     6.37
-------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/01

                       Lehman Municipal              Consumer
                          Bond Index                price index
--------------------------------------------------------------------
6 months                    3.48%                      1.08%
--------------------------------------------------------------------
1 year                     10.41                       2.65
--------------------------------------------------------------------
5 years                    37.98                      12.93
Annual average              6.65                       2.46
--------------------------------------------------------------------
10 years                   97.70                      29.88
Annual average              7.05                       2.65
--------------------------------------------------------------------
Annual average
(life of fund)              7.44                       3.00
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/01

                        Class A        Class B         Class C          Class M
-------------------------------------------------------------------------------------
Distributions
(number)                  6              6               6                6
-------------------------------------------------------------------------------------
Income 1              $0.238257      $0.211308       $0.204936        $0.227052
-------------------------------------------------------------------------------------
Capital gains 1           --             --              --               --
-------------------------------------------------------------------------------------
  Total               $0.238257      $0.211308       $0.204936        $0.227052
-------------------------------------------------------------------------------------
Share value:        NAV       POP       NAV             NAV         NAV       POP
-------------------------------------------------------------------------------------
3/31/01            $8.85     $9.29     $8.84           $8.85       $8.85     $9.15
-------------------------------------------------------------------------------------
9/30/01             8.87      9.31      8.87            8.87        8.87      9.17
-------------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------------
Current
dividend
rate 2              5.33%     5.08%     4.72%           4.57%       5.08%     4.91%
-------------------------------------------------------------------------------------
Taxable equivalent
yield 4             8.75      8.34      7.75            7.50        8.34      8.06
-------------------------------------------------------------------------------------
Current 30-day
SEC yield 3         4.74      4.51      4.13            3.97        4.48      4.33
-------------------------------------------------------------------------------------
Taxable equivalent
yield 4             7.78      7.41      6.78            6.52        7.36      7.11
-------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal, and in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.

4 Assumes maximum 39.1% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index* is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
September 30, 2001 (Unaudited)


KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (2.4%)
-------------------------------------------------------------------------------------------------------------------
$         4,640,000 Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                    5.7s, 5/1/19                                                          BBB-       $    4,007,800
          3,750,000 Jefferson Cnty., Swr. FRB (Rites-PA), Ser. 487 R,
                    FGIC, 8.91s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             4,134,375
                    Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.),
                    Ser. A, FGIC, 5s
         11,000,000 2/1/41                                                                Aaa            10,450,000
         10,000,000 2/1/33                                                                Aaa             9,637,500
                                                                                                      -------------
                                                                                                         28,229,675

Alaska (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 AK State Hsg. Fin. Corp. FRB (Rites-PA 192), 9.1s,
                    12/1/35 (acquired 10/22/97, cost $2,122,680) (RES)                    AA/P            2,044,875

Arizona (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
            710,000 (Phoenix Mem. Hosp.), 8.2s, 6/1/21 (In default) (NON)                 D/P               234,300
            820,000 (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa               903,025
          4,600,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       BB-/P           4,766,750
                    Cochise Cnty., Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.)
          4,705,000 Ser. A, 6 3/4s, 12/1/26                                               BB+/P           4,593,256
          5,400,000 6.45s, 12/1/17                                                        BB+/P           5,265,000
          2,000,000 Mohave Cnty., Indl. Dev. Auth. Hosp. Syst.
                    Rev. Bonds, 7s, 7/1/16                                                Aaa             2,197,500
                    Navajo Cnty., Indl. Dev. Rev. Bonds
                    (Stone Container Corp.)
          6,800,000 7.4s, 4/1/26                                                          B/P             6,800,000
          2,500,000 7.2s, 6/1/27                                                          B/P             2,446,875
          4,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 8 1/8s, 12/1/22                                               B/P             4,580,000
                                                                                                      -------------
                                                                                                         31,786,706

Arkansas (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,231,500
          1,350,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 2.38s, 11/1/10                                 VMIG1           1,350,000
          2,300,000 Fayetteville, Pub. Fac. Board VRDN
                    (Butterfield Trail), 2.75s, 9/1/27                                    VMIG1           2,300,000
         16,915,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P           17,422,450
                                                                                                      -------------
                                                                                                         25,303,950

California (7.2%)
-------------------------------------------------------------------------------------------------------------------
         12,625,000 Alameda, Corridor Trans. Auth. Rev. Bonds,
                    Ser. 99-A, MBIA, zero %, 10/1/30                                      Aaa             2,682,813
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), FSA
          5,000,000 Ser. A, 6s, 9/1/24                                                    Aaa             5,837,500
         14,000,000 Ser. C, zero %, 9/1/36                                                Aaa             2,135,000
          1,000,000 CA Poll. Control Fin. Auth. (Pacific Gas & Electric),
                    Ser. A, MBIA, 5.35s, 12/1/16                                          AAA             1,052,500
                    Corona, COP (Vista Hosp. Syst.)
          4,500,000 Ser. B, 9 1/2s, 7/1/20 (In default) (NON)                             D/P             1,665,000
          5,800,000 Ser. C, 8 3/8s, 7/1/11 (In default) (NON)                             D/P             2,146,000
          3,000,000 Gilroy, Project Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P             2,966,250
          2,400,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease
                    Rev. Bonds (United Air Lines, Inc.),
                    6 7/8s, 11/15/12                                                      BB-             2,331,000
          3,615,000 Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Central Redevelopment Project Area-1),
                    Ser. B, AMBAC, 6.7s, 5/1/21                                           Aaa             3,775,325
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
          3,480,000 10.561s, 8/1/17                                                       Aaa             3,749,108
          2,630,000 10.561s, 8/1/17, Prerefunded                                          Aaa             2,932,476
          5,600,000 Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                    9.454s, 2/14/11                                                       Aa2             7,609,000
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds
         10,000,000 7.55s, 1/1/10                                                         Aaa            11,950,000
         22,000,000 Ser. A, MBIA, zero %, 1/15/34                                         Aaa             3,987,500
         10,000,000 Ser. A, MBIA, zero %, 1/15/32                                         Aaa             2,012,500
         10,000,000 Ser. A, MBIA, zero %, 1/15/31                                         Aaa             2,112,500
          3,600,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             1,332,000
          4,000,000 Sunnyvale, Special Tax Rev. Bonds
                    (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32                             BB-/P           4,070,000
         11,840,000 Vallejo, COP (Marine World Foundation),
                    7s, 2/1/17                                                            BBB-/P         12,313,600
                    Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt.), Ser. A
          6,000,000 6 1/2s, 5/15/25                                                       BB              5,775,000
            825,000 6 1/8s, 5/15/05                                                       BB                831,188
                                                                                                      -------------
                                                                                                         83,266,260

Colorado (6.0%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26                                   Aaa             7,050,000
         10,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       BB/P           10,187,500
                    CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, MBIA, zero %
         15,000,000 9/1/29                                                                Aaa             3,281,250
         15,000,000 9/1/20                                                                Aaa             5,512,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
          4,410,000 Ser. A, 8 3/4s, 11/15/23                                              A2              4,530,393
          1,470,000 Ser. A, 8s, 11/15/25                                                  A2              1,479,540
          5,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               6,262,500
          3,310,000 Ser. A, 7 1/2s, 11/15/23                                              A2              3,616,175
            425,000 Ser. A, 7 1/4s, 11/15/25                                              AAA               456,875
          9,550,000 Ser. B, 7 1/4s, 11/15/23                                              A2             10,015,563
          3,000,000 Larimer Cnty., School Dist. No. 1 G.O. Bonds
                    (Poudre Impt.), 7s, 12/15/16                                          Aa3             3,881,250
          1,800,000 Northwest Pkwy. Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,833,750
          4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB, 9.512s, 10/1/14
                    (acquired 4/19/95, cost $6,129,272) (RES)                             BBB+/P          7,030,000
          4,000,000 Orange Cnty., Local Trans. Auth. Sales Tax
                    Rev. Bonds, AMBAC, 6.2s, 2/14/11                                      Aaa             4,735,000
                                                                                                      -------------
                                                                                                         69,872,296

Connecticut (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,553,635 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           1,353,604
            147,496 Ser. B, zero %, 3/1/21                                                CCC/P              23,231
          4,000,000 CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    8.988s, 6/10/30                                                       Aaa             4,245,240
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           4,540,000
                                                                                                      -------------
                                                                                                         10,162,075

District of Columbia (5.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DC, Convention Ctr. Auth. Dedicated Tax
                    Rev. Bonds, AMBAC, 4 3/4s, 10/1/28                                    Aaa             4,593,750
         31,750,000 DC, G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                AAA            36,552,188
          1,665,000 DC, Redev. Land Agcy. Rev. Bonds
                    (Wash. DC Sports Arena), 5 5/8s, 11/1/10                              BBB+            1,665,000
                    DC, Rev. Bonds (American Geophysical Union)
          4,200,000 5 7/8s, 9/1/23                                                        BBB             4,215,750
          3,350,000 5 3/4s, 9/1/13                                                        BBB             3,358,375
                    DC, Tobacco Settlement Fin. Corp. Rev. Bonds
          7,000,000 6 3/4s, 5/15/40                                                       A1              7,638,750
          3,000,000 6 1/2s, 5/15/33                                                       A1              3,330,000
                                                                                                      -------------
                                                                                                         61,353,813

Florida (3.8%)
-------------------------------------------------------------------------------------------------------------------
         22,900,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P           25,018,250
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       Baa3            2,095,000
          6,280,000 Orange Cnty., School Board COP, Ser. A,
                    5 3/8s, 8/1/22                                                        Aaa             6,413,450
          4,898,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            4,800,040
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (Central FL Terminals, Inc.), Ser. A
          2,000,000 7 1/2s, 5/1/10                                                        BB/P            2,000,000
            500,000 7.3s, 5/1/04                                                          BB/P              503,750
          2,500,000 St. Johns Cnty., Indl. Dev. Auth. Hlth. Care
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            2,559,375
                                                                                                      -------------
                                                                                                         43,389,865

Georgia (1.4%)
-------------------------------------------------------------------------------------------------------------------
                    De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.)
          1,500,000 Ser. B, 10s, 4/1/17                                                   AAA/P           1,602,525
          3,700,000 7 1/2s, 4/1/17                                                        AAA/P           3,857,879
          2,600,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation), 2.7s, 1/1/18                            A-1+            2,600,000
                    Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (Visay Paper, Inc.)
          3,000,000 7 1/2s, 1/1/26                                                        BB+/P           3,056,250
          4,370,000 7.4s, 1/1/16                                                          BB+/P           4,468,325
                                                                                                      -------------
                                                                                                         15,584,979

Illinois (4.7%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,362,500
          7,750,000 zero %, 12/1/16                                                       Aaa             3,613,438
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,300,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Ba2             5,207,250
          3,500,000 (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        B2              3,031,875
         10,150,000 Cook Cnty., Cmnty. College Dist. No. 508
                    Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                               Aaa            12,344,930
          2,000,000 Huntley, Special Tax Bonds, Ser. A, 6.45s, 3/1/28                     BB+/P           1,875,000
          2,500,000 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                    (Regency Park-Lincolnwood), Ser. A,
                    10 1/4s, 4/15/19 (In default) (NON)                                   D/P             2,125,000
          1,800,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                    7s, 8/1/24                                                            Baa1            2,038,500
                    IL Hlth. Fac. Auth. Rev. Bonds
            935,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11                        B/P               953,700
          1,080,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        BBB             1,119,258
          2,685,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 7 7/8s, 7/1/20                                                AAA/P           3,181,725
          7,540,000 (Glen Oaks Med. Ctr.), Ser. B, 6.95s, 11/15/13                        AAA             8,991,450
          5,000,000 (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                             Baa1            5,962,500
          1,640,000 (Cmnty. Rehab. Providers Fac.),
                    Ser. A, 2.237s, 7/1/20                                                D/P             1,098,800
                                                                                                      -------------
                                                                                                         53,905,926

Indiana (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN Dev. Fin. Auth. Poll. Control Rev. Bonds
                    (Inland Steel Co. No. 12), 6.85s, 12/1/12                             B+              1,625,000
         11,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2           11,495,000
                                                                                                      -------------
                                                                                                         13,120,000

Iowa (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BBB-/P          8,043,750

Louisiana (6.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            4,091,480
          4,100,000 Hodge, Combined Util. Rev. Bonds
                    (Solid Wast Disp. James River Corp.), 9s, 3/1/10                      B/P             4,150,922
          6,500,000 LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            6,719,375
                    LA Pub. Fac. Auth. Hosp. Rev. Bonds
          5,000,000 (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            5,231,250
          5,000,000 (Franciscan Missionaries), Ser. A, 5 3/4s, 7/1/18                     Aaa             5,437,500
          5,000,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Lng. Co.), 7 3/4s, 8/15/22                       A3              5,308,550
                    Plaquemines Port Harbor & Terminal Dist.
                    Marine Term Fac. Rev. Bonds
          2,400,000 (Electro-Coal-A), 5s, 9/1/07                                          A3              2,469,000
          6,300,000 (Electro-Coal-B), 5s, 9/1/07                                          A3              6,481,125
          2,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             2,087,500
          6,995,000 St. Charles Parish, Poll. Control Rev. Bonds
                    (Union Carbide), 7.35s, 11/1/22                                       A2              7,336,216
                    W. Feliciana Parish, Poll. Control Rev. Bonds
          5,000,000 (Gulf States Util. Co.), 9s, 5/1/15                                   BB+/P           5,113,750
          4,000,000 (Gulf States Util. Co.), Ser. II, 7.7s, 12/1/14                       Ba1             4,134,640
          8,000,000 (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             8,310,000
          6,000,000 (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1             6,075,000
                                                                                                      -------------
                                                                                                         72,946,308

Maryland (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Denton, 1st Mtge. Rev. Bonds
                    (Shore Nursing Rehab. Ctr.), 9s, 4/1/20                               CCC/P           1,658,250

Massachusetts (5.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Atlas Boston Tax Exempt Rev. Bonds,
                    Ser. 1, 6.65s, 1/1/35                                                 BB+/P           5,256,250
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   BBB+            6,075,000
          7,730,000 MA State G.O. Bonds, FRB, Ser. 35, 9.44s, 11/1/11
                    (acquired 8/13/98, cost $9,592,157) (RES)                             AA/P           10,193,938
          3,505,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           3,833,594
          6,565,000 MA State Residual Certificate G.O. Bonds,
                    Ser. 314, 8.994s, 8/1/11 (acquired 4/19/00,
                    cost $7,166,354) (RES)                                                AA-             8,337,550
          3,900,000 MA State Rev. Bonds (UMass Memorial),
                    Ser. C, 6 5/8s, 7/1/32                                                Baa2            4,051,125
                    MA State Dev. Fin. Agcy. Rev. Bonds
          3,960,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,633,300
          4,150,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             3,626,063
          2,000,000 (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB/P            1,860,000
                    MA State Indl. Fin. Agcy. Resource Recvy. Rev. Bonds
                    (Southeastern MA)
          2,900,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           3,014,376
         12,987,000 Ser. A, 9s, 7/1/15                                                    BB-/P          13,494,792
          3,000,000 MA State Tpk. Auth. Met. Hwy. Syst. Rev. Bonds,
                    Ser. A, AMBAC, 4 3/4s, 1/1/34                                         Aaa             2,748,750
                                                                                                      -------------
                                                                                                         66,124,738

Michigan (2.4%)
-------------------------------------------------------------------------------------------------------------------
            318,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA/P             409,028
                    Detroit, G.O. Bonds
          2,500,000 Ser. A, 6.7s, 4/1/10                                                  AAA             2,831,250
          3,000,000 Ser. B, AMBAC, 6 1/4s, 4/1/10                                         AAA             3,303,750
          5,385,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    G.O. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          6,017,738
         10,000,000 MI State Strategic Fund Solid Waste Disp.
                    Rev. Bonds (Genesee Pwr. Station),
                    7 1/2s, 1/1/21                                                        BB+/P          10,025,000
          5,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit Met.
                    Arpt. Hotel), Ser. A, MBIA, 5s, 12/1/30                               Aaa             4,787,500
                                                                                                      -------------
                                                                                                         27,374,266

Minnesota (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         Baa3            5,168,750
          3,700,000 Minneapolis & St. Paul, Metropolitan Arpts. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines
                    Project), Ser. A, 7s, 4/1/25                                          B+/P            2,983,125
          4,595,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. A, 6 5/8s, 11/1/17                                 BB+             3,894,263
                                                                                                      -------------
                                                                                                         12,046,138

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22                        BBB-            7,830,000

Missouri (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Kansas City, Indl. Dev. Auth. Hosp. VRDN
                    (Research Hlth. Svcs. Syst.), MBIA,
                    2.65s, 10/15/14                                                       VMIG1           1,000,000
             75,000 MO State Env. Impt. & Energy Poll. Control
                    Rev. Bonds (Great Lakes Carbon Control),
                    6 3/4s, 9/1/02                                                        B-/P               75,394
          6,775,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            A-/P            7,486,375
                                                                                                      -------------
                                                                                                          8,561,769

Nevada (1.5%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. A, 7.3s, 9/1/27                           Baa2            8,850,285
          8,900,000 Las Vegas, Monorail Rev. Bond (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           9,033,500
                                                                                                      -------------
                                                                                                         17,883,785

New Hampshire (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          4,000,000 (1st. Mtge.-Rivermead Peterborough),
                    8 1/2s, 7/1/24                                                        AAA             4,620,000
          1,835,000 (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P            1,894,638
          5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            A-/P            5,313,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,482,500
          7,000,000 NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                    (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   BBB+            7,035,000
          4,000,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Franklin Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                   BB/P            3,110,000
                                                                                                      -------------
                                                                                                         24,455,138

New Jersey (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             3,335,000
          5,000,000 NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                             Ba2             5,225,000
          3,000,000 NJ Econ. Dev. Auth. Rev. Bonds
                    (1st Mtge.-Cranes Mill), Ser. A, 7s, 2/1/10                           BB-/P           3,093,750
          2,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Air Lines, Inc.), 6 1/4s, 9/15/29                        BB-             1,547,500
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,195,000
          6,000,000 (Gen. Hosp. Ctr. at Passaic, Inc.), FSA,
                    6 3/4s, 7/1/19                                                        Aaa             7,230,000
          2,700,000 NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds,
                    Ser. I, 9.242s, 11/1/07 (acquired 2/11/93,
                    cost $2,798,712) (RES)                                                A+/P            2,893,725
          9,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa            10,867,500
                                                                                                      -------------
                                                                                                         37,387,475

New Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,160,000 Farmington, Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr. Co. San Juan),
                    Ser. A, 6.95s, 10/1/20                                                Ba3             8,486,400

New York (7.9%)
-------------------------------------------------------------------------------------------------------------------
                    Long Island, Pwr. Auth. NY Elec. Syst. FRB
          8,750,000 (Rites-PA 368), 8.92s, 12/1/24
                    (acquired 5/19/98, cost $9,511,250) (RES)                             AA-             9,439,063
         10,000,000 Ser. 66, MBIA, 8.09s, 4/1/10
                    (acquired 11/3/98, cost $11,298,800) (RES)                            AAA            11,500,000
          2,760,000 NY City, G.O. Bonds, Ser. F, 8 1/4s, 11/15/16                         Aaa             2,820,830
          5,000,000 NY City, Muni. Assistance Corp. Rev. Bonds
                    (PA 337A), 9.63s, 7/1/07
                    (acquired 3/19/98, cost $6,169,900) (RES)                             AA/P            6,250,000
          2,800,000 NY City, NY State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               3,017,000
                    NY State Dorm. Auth. Rev. Bonds
          7,000,000 (Rites-PA 434), FSA, 8.12s, 5/15/15
                    (acquired 10/6/98, cost $8,278,340) (RES)                             AAA             8,120,000
          2,500,000 (City U. Syst.), Ser. A, 5 1/4s, 7/1/30                               Aaa             2,512,500
          5,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                     A-              4,993,750
          5,000,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (PA 198), 7.95s, 6/15/10
                    (acquired 10/22/97, cost $6,012,500) (RES)                            AAA             6,481,250
          1,800,000 NY State Local Govt. Assistance Corp. Rev. Bonds,
                    Ser. D, 7s, 4/1/18                                                    Aaa             1,879,056
         11,125,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (NY Hosp.), Ser. A, AMBAC, FHA Insd.,
                    6 1/2s, 8/15/29                                                       Aaa            12,654,688
         11,000,000 NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Fac.), Ser. B, AMBAC,
                    4 3/4s, 1/1/28                                                        Aaa            10,298,750
          1,500,000 Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P           1,263,750
          5,500,000 Onondaga Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    Fac. Rev. Bonds (Solvay Paperboard, LLC),
                    7s, 11/1/30                                                           BB-/P           5,788,750
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac.
                    Rev. Bonds (Southampton Hosp. Assn.),
                    Ser. B, 7 5/8s, 1/1/30                                                B-/P            5,056,250
                                                                                                      -------------
                                                                                                         92,075,637

North Carolina (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charlotte, Special Fac. Rev. Bonds
                    (Douglas Intl. Arpt.-US Awy.), 7 3/4s, 2/1/28                         B-/P            1,200,000
                    NC Eastern Muni. Pwr. Agcy. Syst. FRB
          5,000,000 (Rites-PA 685), MBIA, 9.43s, 1/1/22
                    (acquired 5/4/00, cost $5,066,900) (RES)                              AAA             6,268,750
          3,000,000 FGIC, 9.23s, 1/1/25 (acquired 3/3/93,
                    cost $3,112,315) (RES)                                                Aaa             3,765,000
          5,250,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    AMBAC, 6s, 1/1/18                                                     AAA             5,919,375
          6,000,000 NC Muni. Pwr. Agcy. Syst. Rev. IFB
                    (No. 1, Catawba Elec.), MBIA, 7.92s, 1/1/20                           Aaa             6,285,000
                                                                                                      -------------
                                                                                                         23,438,125

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,615,000 Cleveland, Arpt. Syst. Rev. Bonds,
                    Ser. A, FSA, 5s, 1/1/21                                               Aaa             2,562,700
         12,220,000 Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B,
                    AMBAC, zero %, 12/1/24                                                Aaa             3,543,800
            745,000 OH Hsg. Fin. Agcy. Mtge. Rev. Bonds, Ser. B-1,
                    GNMA Coll., 5.85s, 9/1/16                                             Aaa               779,456
                                                                                                      -------------
                                                                                                          6,885,956

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------
                    OK Dev. Fin. Auth. Rev. Bonds
          6,000,000 (Doane Products Co.), 6 1/4s, 7/15/23                                 B/P             5,100,000
          5,250,000 (Hillcrest Healthcare Syst.),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              3,793,125
                                                                                                      -------------
                                                                                                          8,893,125

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P           9,087,500

Pennsylvania (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Allegheny Cnty., Port. Auth. Special Rev. Bonds,
                    FGIC, 5s, 3/1/29                                                      Aaa               973,750
          2,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,122,500
                    Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
          3,530,000 (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-            3,883,000
          7,500,000 (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           6,909,375
          1,180,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1            1,298,000
          1,500,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Rites-PA 99), MBIA, 10.18s, 9/1/29
                    (acquired 6/20/95, cost $1,651,825) (RES)                             AAA/P           1,822,500
          2,780,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            2,894,675
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Colver)
          4,000,000 Ser. E, 8.05s, 12/1/15                                                BBB-/P          4,290,000
          2,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,107,500
          4,250,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          4,441,250
          3,000,000 (Northampton Generating),
                    Ser. A, 6 1/2s, 1/1/13                                                BBB-            3,056,250
          2,000,000 PA State Higher Ed. Assistance Agcy. Student Loan
                    IFB, Ser. B, MBIA, 12.156s, 3/1/20                                    Aaa             2,522,500
          7,500,000 Philadelphia, Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (US Airways Project), 8 1/8s, 5/1/30                       B-/P            3,900,000
          3,000,000 Philadelphia, Auth. For Indl. Dev. VRDN
                    (Fox Chase Cancer Ctr.), 2.7s, 7/1/25                                 A-1+            3,000,000
          6,000,000 Philadelphia, Gas Works FRB, FSA, 5.658s, 8/1/21
                    (acquired 1/24/94, cost $5,621,520) (RES)                             AAA             6,030,000
          5,740,000 Philadelphia, Gas Works Rev. Bonds, Ser. 16, FGIC,
                    5 1/2s, 7/1/13                                                        Aaa             6,156,150
                    Philadelphia, Wtr. & Wastewater IFB
          1,950,000 7.54s, 6/15/12 (acquired 9/13/96,
                    cost $1,850,511) (RES)                                                Aaa             2,166,938
          1,300,000 7.54s, 6/15/12, Prerefunded (acquired 9/13/96,
                    cost $1,233,674) (RES)                                                AAA             1,475,500
          1,800,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                    Rev. Bonds (AHF/Central States, Inc.),
                    10 1/4s, 11/1/19                                                      D/P               900,000
                                                                                                      -------------
                                                                                                         59,949,888

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Cmnwlth. of PR, G.O. Bonds (Rites-PA 97),
                    MBIA, 9.12s, 7/1/24 (acquired 6/12/95,
                    cost $8,912,590) (RES)                                                AAA             9,296,875
          5,400,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. T, 6 3/8s, 7/1/24                AAA             6,048,000
                                                                                                      -------------
                                                                                                         15,344,875

South Carolina (3.2%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Charleston Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 11/1/02                                 B-/P            8,717,940
          3,985,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             4,039,794
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds,
                    Ser. A, FGIC
          3,775,000 6 1/2s, 1/1/16                                                        Aaa             4,515,844
            630,000 6 1/2s, 1/1/16, Prerefunded                                           Aaa               748,913
          5,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa2            5,550,000
         12,750,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1             13,530,938
                                                                                                      -------------
                                                                                                         37,103,429

Tennessee (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             3,375,000
          8,500,000 IVRC-Bristol, TN Mem. Hosp. Rev. Bonds,
                    FGIC, 14.1s, 2/28/14 (acquired 6/16/95,
                    cost $9,366,660) (RES)                                                AAA             8,500,000
         10,000,000 Johnson City, Hlth. & Edl. Fac. Hosp. Board
                    Rev. Bonds (Mountain States Hlth.),
                    Ser. A, 7 1/2s, 7/1/25                                                Baa2           10,837,500
          7,000,000 Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                          Aaa             8,050,000
                                                                                                      -------------
                                                                                                         30,762,500

Texas (6.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Ctr.), 6s, 11/15/29                                  BB+/P           2,128,125
          7,500,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    7 1/4s, 11/1/30                                                       Ba2             6,712,500
          7,500,000 Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             6,262,500
          1,800,000 Grapevine Indl. Dev. Rev. Bonds, VDRN
                    (American Airlines, Inc.), Ser. A4, 2.65s, 12/1/24                    VMIG1           1,800,000
          6,100,000 Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                              Aaa             6,481,250
          5,000,000 Houston, Arpt. Syst. Rev. Bonds
                    (Special Fac.-Continental), Ser. E, 6 3/4s, 7/1/29                    BB-             3,962,500
                    Houston, Wtr. & Swr. Syst. Rev. Bonds
         15,690,000 Ser. C, AMBAC, 6 3/8s, 12/1/17 (SEG)                                  Aaa            16,108,452
          8,300,000 FSA, zero %, 12/1/20                                                  Aaa             2,988,000
         15,500,000 Ser. A, FSA, zero %, 12/1/19                                          Aaa             5,967,500
                    North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Hosp.), Ser. B
          2,710,000 6.4s, 5/15/08                                                         Aa3             2,811,625
            290,000 6.4s, 5/15/08, Prerefunded                                            AA-/P             301,638
          2,300,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates-Hosp. Prsbytrn. Med. Ctr.),
                    Ser. D, 1.65s, 12/1/15                                                VMIG1           2,300,000
                    Port Arthur Naval Dist., Rev. Bonds
                    (Great Lakes Carbon Corp.)
            175,000 Ser. A, 6 3/4s, 9/1/02                                                B-/P              175,567
             90,000 Ser. B, 6 3/4s, 9/1/02                                                B-/P               90,292
          4,000,000 Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                    (TX Hlth. Res. Syst.), Ser. A, MBIA,
                    5 3/4s, 2/15/12                                                       AAA             4,370,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds, 6 1/8s, 7/1/23                       Baa2            2,446,875
          3,500,000 TX State IFB, Ser. B, 8.719s, 9/30/11                                 Aa1             4,668,125
          5,000,000 TX State TRAN, Ser. A-L32, 3 3/4s, 8/29/02                            MIG1            5,072,800
                                                                                                      -------------
                                                                                                         74,647,749

Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Peninsula Ports Auth. Rev. Bonds
                    (Port Fac.-Zeigler Coal), 6.9s, 5/2/22
                    (In default) (NON)                                                    D/P             2,350,000
          5,000,000 Pocahontas Pkwy. Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            4,418,750
          5,000,000 Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg.
                    Rev. Bonds (Beach/Oxford Apts.), 6.1s, 4/1/26                         BB-/P           4,656,250
                                                                                                      -------------
                                                                                                         11,425,000

Washington (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Central Puget Sound, Regl. Trans. Auth. Sales Tax &
                    Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                                Aaa             6,431,250
          5,000,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines Project), 7 1/4s, 4/1/30                          B+/P            4,106,250
                    WA State Hlth. Care Fac. Auth. VRDN
                    (Fred Hutchinson Cancer)
          3,300,000 2.65s, 1/1/23                                                         VMIG1           3,300,000
          4,000,000 Ser. A, 2.65s, 1/1/18                                                 VMIG1           4,000,000
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             6,262,500
                                                                                                      -------------
                                                                                                         24,100,000

West Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 WV State G.O. Bonds, Ser. D, FGIC,
                    6 1/2s, 11/1/26                                                       Aaa             4,185,000
          5,000,000 WV State Pkwy. Econ. Dev. & Tourism Auth. IFB,
                    FGIC, 8.995s, 5/16/19                                                 Aaa             5,368,750
                                                                                                      -------------
                                                                                                          9,553,750

Wisconsin (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 WI Hsg. & Econ. Dev. Auth. IFB
                    (Home Ownership Dev.), 11.618s, 10/25/22                              Aa3             1,020,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,104,383,148)                                                            $1,135,105,971

PREFERRED STOCKS (0.5%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC
                    144A $6.875 cum. pfd.                                                            $    6,255,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,110,383,148) (b)                                      $1,141,360,971
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,158,793,445.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.

      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

  (b) The aggregate identified cost on a tax basis is $1,110,388,077, resulting in gross unrealized appreciation and depreciation of $69,079,335 and $38,106,441, respectively, or net unrealized appreciation of $30,972,894.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2001 was $115,750,339 or 10.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts at September
      30, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB are the current interest shown at September
      30, 2001, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 2001.

      The fund had the following industry group concentrations greater than 10% at September 30, 2001 (as a percentage of net assets):

               Health care/hospitals        23.4%
               Transportation               15.2
               Utilities                    10.8

------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2001

                                Aggregate Face   Expiration     Unrealized
                  Total Value       Value          Date        Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)      $6,369,375    $6,407,540       Dec-01         $38,165
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,110,383,148)
(Note 1)                                                                     $1,141,360,971
-------------------------------------------------------------------------------------------
Cash                                                                              2,641,518
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   20,617,132
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,629,061
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      201,815
-------------------------------------------------------------------------------------------
Total assets                                                                  1,166,450,497

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 9,375
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,633,411
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    701,194
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,573,534
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,718,345
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          139,328
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        78,877
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,958
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              748,849
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               48,181
-------------------------------------------------------------------------------------------
Total liabilities                                                                 7,657,052
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,158,793,445

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,180,541,264
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        291,134
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (53,054,941)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       31,015,988
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,158,793,445

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($817,630,678 divided by 92,133,757 shares)                                           $8.87
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of 8.87)*                                 $9.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($311,530,844 divided by 35,130,415 shares)***                                        $8.87
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,758,571 divided by 1,663,082 shares)***                                          $8.87
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,873,352 divided by 1,676,530 shares)                                             $8.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.87)**                               $9.17
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended September 30, 2001 (Unaudited)
Tax exempt interest income:                                                     $37,099,125
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,393,360
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      420,345
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    17,442
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,747
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               983,204
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,451,391
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                68,960
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                36,529
-------------------------------------------------------------------------------------------
Other                                                                               187,519
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,572,497
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (71,599)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,500,898
-------------------------------------------------------------------------------------------
Net investment income                                                            30,598,227
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (976,547)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     962,888
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the period                                           2,450,467
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,436,808
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $33,035,035
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                     September 30         March 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   30,598,227   $   60,424,570
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   (13,659)         480,096
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,450,467       30,342,923
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   33,035,035       91,247,589
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (21,031,425)     (39,548,803)
--------------------------------------------------------------------------------------------------
   Class B                                                             (8,067,350)     (19,950,913)
--------------------------------------------------------------------------------------------------
   Class C                                                               (316,048)        (474,989)
--------------------------------------------------------------------------------------------------
   Class M                                                               (370,679)        (739,930)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            4,140,541      (36,669,078)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 7,390,074       (6,136,124)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,151,403,371    1,157,539,495
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income and distributions in excess of net investment
income of $291,134 and $521,591, respectively)                     $1,158,793,445   $1,151,403,371
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.28        $8.87        $8.93
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .48          .49          .49(c)       .50(c)       .52
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .02          .24         (.64)        (.02)         .42         (.06)
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .26          .72         (.15)         .47          .92          .46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.48)        (.49)        (.50)        (.51)        (.52)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.48)        (.49)        (.50)        (.51)        (.52)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.85        $8.61        $9.25        $9.28        $8.87
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.96*        8.67        (1.53)        5.14        10.54         5.24
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $817,631     $752,169     $715,475     $830,074     $816,444     $794,330
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .48*         .95          .94          .98          .95          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.75*        5.57         5.62         5.29         5.43         5.80
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.78*       12.76        14.32        20.47        33.13        55.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.61        $9.24        $9.28        $8.86        $8.92
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .43          .44          .44(c)       .44(c)       .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .02          .23         (.63)        (.04)         .43         (.06)
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .24          .66         (.19)         .40          .87          .40
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.44)        (.44)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.44)        (.44)        (.45)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.84        $8.61        $9.24        $9.28        $8.86
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.76*        7.90        (2.02)        4.40        10.00         4.61
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $311,531     $372,129     $420,310     $507,067     $499,594     $473,818
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.55         1.54         1.58         1.55         1.56
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.43*        4.98         5.02         4.70         4.83         5.19
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.78*       12.76        14.32        20.47        33.13        55.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                        ended                            For the period
Per-share                             Sept. 30                            Feb. 1, 1999+
operating performance                (Unaudited)    Year ended March 31    to March 31
----------------------------------------------------------------------------------------
                                        2001         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.38
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income                    .21          .42          .43          .05(c)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .01          .24         (.64)        (.14)
----------------------------------------------------------------------------------------
Total from
investment activities                    .22          .66         (.21)        (.09)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.43)        (.04)
----------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.43)        (.04)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.85        $8.61        $9.25
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.57*        7.86        (2.26)       (0.99)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,759      $12,330       $8,467       $4,327
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.70         1.69          .28*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.38*        4.81         4.89          .73*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.78*       12.76        14.32        20.47
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            Sept. 30
operating performance               (Unaudited)                        Year ended March 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.85        $8.61        $9.25        $9.28        $8.86        $8.92
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .46          .47          .47(c)       .47(c)       .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .02          .24         (.64)        (.03)         .43         (.06)
------------------------------------------------------------------------------------------------------------------
Total from
investment activities                    .25          .70         (.17)         .44          .90          .43
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.46)        (.47)        (.47)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.46)        (.47)        (.47)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.85        $8.61        $9.25        $9.28        $8.86
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.83*        8.40        (1.77)        4.88        10.39         4.97
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,873      $14,775      $13,286      $16,671      $15,118      $11,773
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.20         1.19         1.23         1.20         1.21
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.63*        5.32         5.37         5.04         5.16         5.51
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.78*       12.76        14.32        20.47        33.13        55.08
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
September 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended September 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $45,488,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $11,838,000    March 31, 2003
    11,290,000    March 31, 2004
     8,494,000    March 31, 2006
     1,800,000    March 31, 2007
    11,300,000    March 31, 2008
       766,000    March 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2001, the fund's expenses were reduced by $71,599 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,556 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $39,965 and $343 from the sale of class A and class M shares, respectively, and received $188,130 and $662 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.65% is assessed on certain redemptions of class M shares. For the six months ended September 30, 2001, Putnam Retail Management, acting as underwriter received $10,316 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $75,802,040 and $81,685,118, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,801,971        $114,639,299
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,467,169          11,500,448
---------------------------------------------------------------------------
                                            14,269,140         126,139,747

Shares
repurchased                                 (7,125,962)        (63,090,855)
---------------------------------------------------------------------------
Net increase                                 7,143,178        $ 63,048,892
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,381,687       $ 177,890,747
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,763,896          23,901,437
---------------------------------------------------------------------------
                                            23,145,583         201,792,184

Shares
repurchased                                (21,230,927)       (184,179,632)
---------------------------------------------------------------------------
Net increase                                 1,914,656       $  17,612,552
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,573,940        $ 22,788,969
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  545,007           4,814,888
---------------------------------------------------------------------------
                                             3,118,947          27,603,857

Shares
repurchased                                (10,068,148)        (88,953,357)
---------------------------------------------------------------------------
Net decrease                                (6,949,201)       $(61,349,500)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,749,551       $  32,562,560
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,347,678          11,643,556
---------------------------------------------------------------------------
                                             5,097,229          44,206,116

Shares
repurchased                                (11,860,417)       (103,162,577)
---------------------------------------------------------------------------
Net decrease                                (6,763,188)      $ (58,956,461)
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    740,356         $ 6,551,947
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   22,476             198,880
---------------------------------------------------------------------------
                                               762,832           6,750,827

Shares
repurchased                                   (493,156)         (4,370,899)
---------------------------------------------------------------------------
Net increase                                   269,676         $ 2,379,928
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    773,147         $ 6,752,356
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   33,683             291,648
---------------------------------------------------------------------------
                                               806,830           7,044,004

Shares
repurchased                                   (397,104)         (3,466,750)
---------------------------------------------------------------------------
Net increase                                   409,726         $ 3,577,254
---------------------------------------------------------------------------

                                       Six months ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    217,124         $ 1,921,161
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   24,515             216,510
---------------------------------------------------------------------------
                                               241,639           2,137,671

Shares
repurchased                                   (235,284)         (2,076,450)
---------------------------------------------------------------------------
Net increase                                     6,355         $    61,221
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    395,374         $ 3,426,230
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,063             536,628
---------------------------------------------------------------------------
                                               457,437           3,962,858

Shares
repurchased                                   (330,702)         (2,865,281)
---------------------------------------------------------------------------
Net increase                                   126,735         $ 1,097,577
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA040  76226  051/353/560  11/01